UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2009
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
 Oxford, Massachusetts 01540
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01               Other Events

On June 9, 2009, IPG Photonics Corporation (the “Company”) amended provisions of its 2008 Employee Stock Purchase Plan (the “Purchase Plan”).  The purpose of the Purchase Plan is to provide employees with an opportunity to purchase shares of the Company’s Common Stock through accumulated payroll deductions.  The Board approved modifications on June 9, 2009 to allow the Purchase Plan to be offered to employees of subsidiaries and affiliates of the Company located outside of the United States.  The foregoing description of the modifications to the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the Purchase Plan, as amended, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Certain directors and officers of IPG Photonics Corporation (the “Company”) adopt from time to time pre-arranged trading plans (each, a “Plan”) designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions. Under Rule 10b5-1, directors, officers and other persons who are not in possession of material non-public information may adopt a plan or contract for pre-arranged sales of Company securities under specified conditions and at specified times. Using these Plans, insiders can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess inside information.

The Plan adopted by Timothy Mammen, Vice President and Chief Financial Officer of the Company, provides for the sale of up to a total of 175,285 shares over a period ending December 2010, unless terminated sooner in certain circumstances. Of these shares, 83,334 shares will be acquired through the exercise of stock options.  Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

The Company does not undertake to report Plans that may be adopted by any directors or officers of the Company in the future, or to report any modification or termination of any Plan, except to the extent required by law.

Item 9.01 – Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit
Number	Description

10.1	2008 Employee Stock Purchase Plan, as amended.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
June 15, 2009	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel & Secretary

Exhibits

Exhibit
Number	Description

10.1	2008 Employee Stock Purchase Plan, as amended.